UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 22, 2009

Calamos Asset Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-51003 (Commission File Number)	32-0122554 (I.R.S. Employer Identification No.)

2020 Calamos Court Naperville, Illinois (Address of Principal Executive Offices)	60563 (Zip Code)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-10.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On May 22, 2009, the stockholders of Calamos Asset Management, Inc. (“Corporation”) approved an amendment to the Corporation’s Incentive Compensation Plan (“Plan”) to allow for a stock option exchange program (“Program”). The text of the amendment to the Plan and the material terms of the proposed Program are summarized in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2009 in connection with the Corporation’s Annual Stockholders Meeting (“Proxy Statement”). The foregoing description of the amendment to the Plan contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the description contained in the Proxy Statement and to the Plan which is attached as Exhibit 10.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
10.1	Calamos Asset Management, Inc. Incentive Compensation Plan, as amended effective May 22, 2009.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.
Date: May 27, 2009	By:	/s/ James J. Boyne
James J. Boyne
Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit Number	Description
10.1	Calamos Asset Management, Inc. Incentive Compensation Plan, as amended effective May 22, 2009.